SECURITY AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of The
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 13, 2003

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                             THE TJX COMPANIES, INC.
               (Exact name of Registrant as specified in charter)

        DELAWARE                        1-4908                  44-2207613
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(State or other jurisdiction      (Common File Number)       (I.R.S. employer
      of incorporation)                                     identification No.)

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                    770 Cochituate Road, Framingham, MA 01701
                    -----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (508) 390-1000
               Registrant's Telephone Number (including area code)

                                       N/A
                                       ---
                         (Former name or former address,
                          if changed since last report)



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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

Exhibit Number    Title
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99.1              Press Release, dated May 13, 2003 of The TJX Companies, Inc.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12, DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

     The information contained in this Item 9 is furnished pursuant to Item 12 of Form 8-K, Results of Operations and Financial Condition, and is included under Item 9 in accordance with SEC Release No. 33-8216. This information and the exhibit hereto are being furnished and shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended:

              On May 13, 2003, The TJX Companies, Inc. issued a press release which included financial results for the fiscal quarter ended April 26, 2003. The release is furnished as Exhibit 99.1 hereto



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  THE TJX COMPANIES, INC.



                                  /s/ Donald G. Campbell
                                  -----------------------------------------
                                  Donald G. Campbell
                                  Executive Vice President and
                                  Chief Financial Officer

Dated:  May 13, 2003






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                                  EXHIBIT INDEX

Exhibit Number    Description
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99.1              Press Release, dated May 13, 2003 of The TJX Companies, Inc.